ARTISAN PARTNERS FUNDS, INC.

SUPPLEMENT DATED SEPTEMBER 28, 2012

TO THE PROSPECTUS OF ARTISAN PARTNERS FUNDS, INC. (Artisan Small Cap Fund – Institutional Shares)

DATED MAY 1, 2012

Effective September 30, 2012, Matthew H. Kamm has been named a Portfolio Manager of Artisan Mid Cap Fund. Mr. Kamm co-manages the Fund with Andrew C. Stephens and James D. Hamel. Mr. Kamm has worked with Messrs. Stephens and Hamel on the Fund since 2003.

The following paragraph replaces the information regarding Mr. Kamm under the heading “Portfolio Managers” on page 9 of Artisan Small Cap Fund’s Institutional Shares prospectus in its entirety:

Matthew H. Kamm, CFA – Mr. Kamm joined Artisan Partners in May 2003 as an analyst working on Artisan Mid Cap Fund. Mr. Kamm has been Associate Portfolio Manager of Artisan Global Opportunities Fund (formerly Artisan Growth Opportunities Fund) and the Fund since January 2010. Mr. Kamm has also been Portfolio Manager of Artisan Mid Cap Fund since September 2012. Prior to becoming a Portfolio Manager of Artisan Mid Cap Fund, Mr. Kamm had been Associate Portfolio Manager of Artisan Mid Cap Fund since January 2010. Mr. Kamm holds a B.A. in Public Policy from Duke University and an M.B.A. in Finance and Operations Management from New York University.

Please Retain This Supplement for Future Reference